UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 24, 2005

YAK COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Florida	0-33471	98-0203422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Consilium Place, Suite 500 Toronto, Ontario, Canada	M1H 3G2
(Address of principal executive offices)	(Zip Code)

(647) 722-2752

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Previous independent accountants

On January 24, 2005, Horwath Orenstein LLP (“Horwath”) resigned as our independent accountants. Our Board of Directors accepted this resignation and approved the selection of new independent accountants, as described below.

The reports of Horwath on our financial statements for the fiscal years ended June 30, 2003 and 2004 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the our two most recent fiscal years ended June 30, 2003 and 2004, and for the subsequent interim periods preceding this resignation, there were no disagreements with Horwath on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Horwath, would have caused Horwath to make reference to the subject matter of the disagreement in connection with its reports on our financial statements for such years or interim periods.

We have provided a copy of this report to Horwath and requested that it furnish a letter addressed to the SEC stating whether it agrees with the statements made by us in response to this item. A copy of that letter, dated January 24, 2005 is filed as Exhibit 16.1 of this Form 8-K.

(b) New independent accountants

On January 24, 2005, we engaged Deloitte & Touche (“D&T”) as our new independent certified public accountant. This engagement was approved by the Audit Committee of our Board of Directors on January 24, 2005. This change in independent accounting firms was necessitated by the fact that our business is growing (including our expansion into the United States) and we expect trading in our common stock on the Nasdaq National Market System to commence shortly. As a result, our Board of Directors and its Audit Committee, in particular, felt that it was important to engage a large, international accounting firm which could provide the resources required to audit our financial statements. There were no consultations during the two fiscal years ended June 30, 2004 between us and D&T regarding the application of accounting principles or the type of audit opinion that might be rendered on our financial statements.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from Horwath Orenstein LLP, dated January 24, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yak Communications Inc.

Dated: January 28, 2005	By:	/s/ Charles Zwebner
Charles Zwebner
Chief Executive Officer

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Exhibit No.	Exhibit Description
16.1	Letter from Horwath Orenstein LLP, dated January 24, 2005.

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